UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2024
BioLife Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3303 Monte Villa Parkway,
Bothell, WA 98021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (425) 402-1400

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	BLFS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On August 1, 2024, BioLife Solutions, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). Only stockholders of record as of the close of business on June 3, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 46,068,755 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of the Company’s common stock present or represented by valid proxy at the Annual Meeting was 41,648,093. As addressed below, at the Annual Meeting, the Company’s stockholders (i) re-elected each of Roderick de Greef, Joydeep Goswami, Amy DuRoss, Rachel Ellingson, and Timothy Moore as directors, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment by the audit committee of the Company’s board of directors (the “Audit Committee”) of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:
Proposal No. 1 – Election of directors.
Roderick de Greef, Joydeep Goswami, Amy DuRoss, Rachel Ellingson, and Timothy Moore were elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, unless he or she resigns, is removed or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Roderick de Greef	37,301,209	388,516	3,958,368
Joydeep Goswami	23,884,582	13,805,143	3,958,368
Amy DuRoss	36,431,877	1,257,848	3,958,368
Rachel Ellingson	23,047,426	14,642,299	3,958,368
Timothy Moore	36,885,165	804,560	3,958,368
Proposal No. 2 – Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.
The compensation of the Company’s named executive officers by a non-binding, advisory vote was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,528,855	4,957,793	203,077	3,958,368
Proposal No. 3 – Ratification of the appointment by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The ratification of the appointment by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,605,751	32,608	9,734	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: August 6, 2024	By:	/s/ Troy Wichterman
Name: Troy Wichterman
Title: Chief Financial Officer